UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-23696

Popular Income Plus Fund, Inc.

(Exact name of registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts)

209 Munoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Jose Gonzalez

Popular Center North Building, Second Level (Fine Arts)

209 Munoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and address of agent for service)

Registrant’s telephone number, including area code: +1 (787) 754-4488

Date of fiscal year end:    June 30

Date of reporting period: June 30, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended June 30, 2021, originally filed with the Securities and Exchange Commission on September 9, 2021 (Accession Number 0001193125-21-268952) to correct the Report of Independent Registered Public Accounting Firm to the Board of Directors and Shareholders of Popular Income Plus Fund, Inc. to include a sentence that was mistakenly omitted and to correct the date the Independent Registered Public Accounting Firm began serving as auditor. Except as set forth above, the Amendment does not amend, update or change any other items or disclosures found in the Form N-CSR filed on September 9, 2021.

Item 1. Report of Shareholders.

(a) The Report to Shareholders is attached herewith.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

To Our Shareholders:

The Popular Income Plus Fund, Inc. (the “Fund”) is pleased to present its Annual Report to Shareholders for the fiscal year ended June 30, 2021.

The Fund is an open-end investment company, commonly referred to as a mutual fund, which provides liquidity to its shareholders through daily subscriptions and redemptions. Its main objective is to provide a high level of current monthly income to Puerto Rico resident investors. In order to achieve its objectives, the Fund invests at least 95% of its assets in securities that, at the time of purchase, are rated investment grade. The Fund invests in a combination of taxable and tax-exempt instruments.

To comply with federal law, the Popular Income Plus Fund, Inc. is currently undergoing registration as a non-diversified, open-end investment company under the U.S. Investment Company Act of 1940. Any available disclosure documents will be made public on the SEC’s EDGAR website.

ECONOMIC OVERVIEW

United States – Economy and Markets

For the twelve-month reporting period (July 2020 through June 2021), the Fund operated under a positive and gradually improving U.S. economic backdrop. During the Fund’s fiscal year, the U.S. economy staged a remarkable recovery from the pandemic, highlighted by four successive quarters of strong GDP growth with readings of +33.8%, +4.5%. +6.3% and +6.5%, respectively, for 3Q 2020, 4Q 2020, 1Q 2021 and 2Q 2021.

Right before the beginning of the period, the U.S. and the rest of the world were dealing with the challenges of a dramatic downturn in economic activity and widespread lockdowns, as evidenced by the -33.2% U.S. GDP growth figure in 2Q 2020. This was a direct result of the COVID-19 pandemic, which brought severe restrictions and disruption to daily life across the globe. However, by June 2020 the world economies were already starting to reopen. In addition, governments and central banks were pro-active in taking decisive action, intervening with unprecedented fiscal and monetary stimulus measures that lifted consumer and corporate sentiment.

For instance, in December 2020, President Trump signed into law the Consolidated Appropriations Act, a $2.3 trillion program. In March 2021, President Biden signed into law the American Rescue Plan, a $1.9 trillion bill. These initiatives built upon many of the measures in the original $2.2 trillion Coronavirus Aid, Relief, and Economic Security Act from March 2020. Direct payments of up to $1,400 per person and $600 weekly bonus unemployment benefits were some of the relief measures contained in these packages to counteract the effects of the pandemic. Meanwhile, the Federal Reserve Bank ensured liquidity and low borrowing costs by keeping short-term interest rates near zero. Moreover, the Fed maintained an aggressive $120 billion per month bond purchase program, designed to keep downward pressure on long-term interest rates.

The results of the November 2020 election helped to reduce uncertainty. Furthermore, successful trials for a coronavirus vaccine in November 2020, followed by initial FDA authorization in December 2020 of the Pfizer and Moderna versions, with rapid and effective vaccine rollouts thereafter, all contributed to boost sentiment and increase the prospects for a return to normalcy.

For fixed-income investments in general, results for the twelve-month period ending on June 30 were flat, as measured by the -0.33% return for the Bloomberg Barclays U.S. Aggregate Bond Index. As corporate earnings and the outlook for economic growth improved, bonds were pressured by the increased possibility of inflation and higher interest rates.

U.S. Treasury yields were at historic lows near the beginning of the period, with the 10-year note reaching 0.53% and the 30-year note reaching 1.19% at the end of July 2020. However, starting in August 2020, yields began to drift higher. At the end of the June 2021, the 10-year note and 30-year note had yields of 1.47% and 2.09%, respectively. Compared to their starting point twelve months earlier, yields were 81 basis points and 68 basis points higher, respectively, for the 10-year and 30-year note. In contrast, the yield for the 2-year note remained consistently low throughout the fiscal year. Its yield was 0.25% at the end of the period, only 10 basis points above the 0.15% yield it had one year earlier.

In April 2021, the inflation indicators started to draw close attention. For the month, the PCE Core Index, the Federal Reserve Bank’s preferred measure of inflation, came in at 3.1%. That number reflected the biggest one-year increase in inflation in nearly three decades, while also being above the Fed’s inflation target of 2.0%. For May and June 2021, the PCE Core Index numbers were also on the high side at 3.4% and 3.5%, respectively.

Policymakers at the Federal Reserve have reiterated that recent increases in the inflation numbers are a temporary result of the economic recovery, and that the Fed remains committed to a near-zero interest rate policy for the near future. In its June 2021 meeting, the Federal Reserve reaffirmed its stance to keep its benchmark interest rate near zero, although the consensus now calls for two interest rate hikes starting in 2023, compared to the previous stance of no interest rate increases through 2023. Policymakers also emphasized that it is not yet time for the Fed to scale back its progm of monthly bond purchases.

Puerto Rico – Economy and Markets

The Economic Development Bank of Puerto Rico’s EDB Economic Activity Index (the “EDB-EAI”) is a coincident index for the economic activity of Puerto Rico. It is highly correlated to Puerto Rico’s real GNP in both level and annual growth rates. It summarizes the behavior of four major monthly indicators consisting of the following: total non-farm payroll employment, cement sales, gasoline consumption, and electric power generation. For the first eleven months of fiscal year 2021 (July 2020 through May 2021), the EDB-EAI averaged 117.9, a 2.5% decrease when compared to the same period of fiscal year 2020. However, on a year-to-date basis (January 2021 through May 2021), the index has maintained a positive growth trend with a 119.2 average, a 1.9% increase when compared to the same period in 2020.

OUTLOOK

The U.S. economy remains solid and stable, with a positive outlook for continued economic expansion. Economists expect that the massive vaccination efforts together with strong consumer demand will lead to higher spending. Federal Reserve Board officials have remained steady in their view that recent upticks in inflation should be “transitory”, or short-lived. It remains to be seen whether the inflation headwinds are indeed a temporary situation or become something more. So far, the Fed has mitigated any concerns of a sudden or significant policy shift.

With a near-zero interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Juan O. Guerrero

Chairman of the Board

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 24, 2021.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

HOW DID THE FUND PERFORM IN THE PAST 12 MONTHS?

The following table shows performance, excluding sales charges, for the 12-month period that ended June 30, 2021:

Figure 1. Performance as of 6/30/2021

1-Year Total Return
Popular Income Plus Fund, Class A Shares	6.28%
Popular Income Plus Fund, Class C Shares	5.29%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment grade debt issues. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses. Past performance is not predictive of future results. Performance figures assume all distributions have been reinvested. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

The following table provides summary data on the Fund’s dividends as of year-end:

Figure 2. Dividend Information as of 6/30/2021

Dividend Yield
Popular Income Plus Fund, Class A Shares Based on initial NAV of $10.00	1.20%
Popular Income Plus Fund, Class A Shares Based on 6/30/2021 NAV of $3.99	3.01%
Popular Income Plus Fund, Class C Shares Based on initial NAV of $10.00	1.15%
Popular Income Plus Fund, Class C Shares Based on 6/30/2021 NAV of $4.01	2.87%

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 11 to the Financial Statements for a reconciliation of book and taxable income.

WHAT FACTORS INFLUENCED THE FUND’S PERFORMANCE?

The Fund generated positive returns for the fiscal year, in contrast with slightly negative returns for the U.S. investment grade fixed-income market during the reporting period, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The main drivers of the Fund’s outperformance during the period were:

#1 Puerto Rico General Obligation Bonds

Puerto Rico General Obligation bonds, representing 13.1% of net assets as of June 30, 2021, traded up sharply during the Fund’s fiscal year, rising to 85-90 cents on the dollar at the end of the period, compared to 60-70 cents on the dollar a year earlier. For example, the PR GO 5.9% 7/1/2028 bonds in the portfolio appreciated in price by 35.42%. Other PR GO bonds in the portfolio had similar price appreciation. Although PR GO bonds continue to be on default as of June 30, 2021, a restructuring seems imminent following recent agreements between the Financial Oversight and Management Board for Puerto Rico and certain groups of creditors.

#2 Puerto Rico COFINA Bonds

COFINA bonds in the portfolio, representing 11.7% of net assets as of June 30, 2021, enjoyed good liquidity and favorable market action. After a successful restructuring in early 2019, COFINA bonds paid interest throughout the Fund’s fiscal year while also appreciating in price. For instance, the COFINA 5% 7/1/2058 bond in the portfolio had a total return of 15.16% for the period. Other COFINA bonds in the portfolio generated similar returns. Recent sales and use tax (“IVU”) collections continue to be healthy, exceeding fiscal projections.

#3 Puerto Rico Mortgage-Backed Securities, Backed by U.S. Government Agencies

Compared to the overall fixed-income market, Puerto Rico mortgage-backed securities in the portfolio, representing 86.5% of net assets as of June 30, 2021, performed relatively well during the period. On average, this segment of the portfolio produced total returns of 2.97%. The Fund’s portfolio benefitted from mortgage pools with relatively high coupons at an average purchase yield of 3.57% and relatively benign paydowns.

HOW IS THE FUND POSITIONED?

The Fund’s investment advisor strives to select investment assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33 1⁄3%of the Fund’s total assets. The investment advisor also actively uses hedging transactions and strategies in an effort to manage the Fund’s interest rate risk, which stems from its investment in fixed-income securities and the short-term re-pricing of its financing program. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Substantially all of the Fund’s holdings trade in the U.S. financial markets. As of June 30, 2021, mortgage-backed securities guaranteed by U.S. Government Agencies represented 62.7% of the investment portfolio. U.S. Corporate bonds and U.S. Government Agency debentures represented 12.3% and 3.3%, respectively, of the portfolio.

In addition, 21.7% of the Fund’s investment portfolio as of June 30, 2021 consists of Puerto Rico municipal securities. PR General Obligation bonds represent the largest portion, with a 9.5% weighing in the portfolio at the end of the fiscal year. COFINA bonds also represent a significant portion, with 8.5% weight.

Figure 3 below shows the breakdown of the investment portfolio as of June 30, 2021. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

Figure 3. Asset Allocation as of June 30, 2021

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 6/30/2021

% of Total Portfolio
Puerto Rico	84.4%
United States	15.6%
Total	100%

Figure 5. Key Portfolio Positions as of 6/30/2021

% of Total Portfolio
Puerto Rico Mortgage Backed Securities	62.7%
U.S Corporate Bonds	12.3%
Puerto Rico General Obligation Bonds	9.4%
Puerto Rico COFINA bonds	8.5%
Other Puerto Rico Municipal Bonds	3.8%
U.S. Government Agency Bonds	3.3%
Total	100%

The following table shows the composition of the Fund’s portfolio by credit rating. The ratings used are the highest rating given by one of the three nationally recognized rating agencies: Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Figure 6. Credit Quality Allocation as of 6/30/2021

% of Total Portfolio
AAA	66.0%
AA	2.4%
A	6.6%
BBB	7.2%
Below BBB	9.3%
Not Rated	8.5%
Total	100%

The “Not Rated” category is entirely comprised by the new COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Popular Income Plus Fund is permitted to use leverage in an amount not to exceed 33 1⁄3% of the Fund’s total assets. The Fund obtains leverage by borrowing, using its investment portfolio as well as securities otherwise obtained as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk for common stock shareholders. In addition, leverage may have a negative impact on net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

As of June 30, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$16.7 million
Leverage Ratio	27.3%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

GLOSSARY OF MUTUAL FUND TERMS

Bond - Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Distributor - Usually the principal underwriter who sells the mutual fund’s capital shares by acting as an agent (intermediary between the fund and an independent dealer or the public) or as a principal, buying capital shares from the fund at net asset value and selling shares through dealers or to the public.

Dividend - A per share distribution of the income earned from the fund’s portfolio holdings. When a dividend distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Investment Adviser - An investment professional who is responsible for managing a portfolio’s assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

Long-Term - An investment with a maturity greater than one year.

Mutual Fund - A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

NASDAQ - An electronic quotation system for over-the-counter securities sponsored by the National Association of Securities Dealers (NASD), which, for securities traded on the NASD National Market System, reports prices and shares or units of securities trades in addition to other market information.

Net Asset Value (NAV) Per Share - The NAV per share is determined by subtracting a fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

Offering Price - The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Over-the-counter - A market for securities of companies not listed on a stock exchange and traded mainly by electronic communications such as NASDAQ or by phone between brokers and dealers who act as principal exchange. The over-the-counter market is the principal market for U.S. government bonds and municipal securities.

Realized Gain (Loss) - The profit (loss) from the sale of securities. Realized gains are paid to fund shareholders on a per share basis. When a gain distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Repurchase Agreements - Transactions in which the Fund sells securities to a bank or dealer, and agrees to repurchase them at a mutually agreed date and price.

Total Investment Return - The change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - The turnover ratio represents the fund’s level of trading activity. A fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the fund’s average monthly assets.

Yield - The annualized rate of income as measured against the current net asset value of fund shares.

Popular Income Plus Fund, Inc.		June 30, 2021
FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information.
		Class A

		Common Shares

		For the year ended June 30, 2021
Increase (Decrease) in Net Asset Value:

Per Share	Net asset value, beginning of the period	$3.87
Operating	(a) Net investment income	$0.12
Performance:	(a) Net realized gain and change in unrealized appreciation (depreciation) on investments and derivatives	0.12
	Total from investment operations	$0.24
	Less: dividends from net investment income applicable to common shareholders	($0.12)
	Net asset value, end of the period	$3.99

Total Investment Return: (b)(g)	Based on net asset value per share	6.28%

Ratios: (c)	(e) Gross expenses to average net assets applicable to common shareholders	2.24%
	(e) Expenses to average net assets applicable to common shareholders - net of waived fees	2.16%
	(f) Operating expenses to average net assets applicable to common shareholders	2.13%
	Interest and leverage related expenses to average net assets applicable to common shareholders	0.11%
	Gross net investment income to average net assets applicable to common shareholders	3.10%
	(d) Net investment income to average net assets applicable to common shareholders - net of waived fees	3.18%

Supplemental	Net assets applicable to common shareholders, end of year (in thousands)	$22,677
Data:	Portfolio turnover	0.00%
	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%

		Class C
		Common Shares

		For the year ended
		June 30, 2021
Increase (Decrease) in Net Asset Value:

Per Share	Net asset value, beginning of the period	$3.92
Operating	(a) Net investment income	0.09
Performance:	(a) Net realized gain and change in unrealized appreciation (depreciation) on investments and derivatives	0.11
	Total from investment operations	0.20
	Less: dividends from net investment income applicable to common shareholders	(0.11)
	Net asset value, end of the period	$4.01

Total Investment Return: (b)(g)	Based on net asset value per share	5.29%

Ratios: (c)	(e) Gross expenses to average net assets applicable to common shareholders	3.04%

	(e) Expenses to average net assets applicable to common shareholders - net of waived fees	2.96%

	(f) Operating expenses to average net assets applicable to common shareholders	2.93%

	Interest and leverage related expenses to average net assets applicable to common shareholders	0.11%

	Gross net investment income to average net assets applicable to common shareholders	2.30%

	(d) Net investment income to average net assets applicable to common shareholders - net of waived fees	2.38%

Supplemental	Net assets applicable to common shareholders, end of year (in thousands)	$21,298
Data:	Portfolio turnover	0.00%
	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%

(a)   Based on daily average outstanding common shares of 5,983,775 and 5,775,817 for Class A and Class C Common Stock, respectively, for the year ended June 30, 2021.

(b)   The return is calculated based on beginning and end of the period net asset values. Total return excludes the effect of initial and contigent deferred sales charges.

(c)   Based on daily average net assets applicable to common shareholders of $23,586,328 and $22,966,082 for Class A and Class C shares, respectively, for the year ended June 30, 2021. Investment income, realized gains/losses and Fund level expenses are allocated to the two classes as disclosed in Note 1. Class-specific expenses are allocated to the relevant class.

(d)   The effect of the expenses waived for the year ended June 30, 2021 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.08% for Class A and 0.08% for Class C common stock, respectively.

(e)   “Expenses” include both operating and interest and leverage related expenses.

(f)   “Operating expenses” represents total expenses excluding interest and leverage related expenses.

(g)   Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.							June 30, 2021
SCHEDULE OF INVESTMENTS

Principal Outstanding Amount				Issuer	Coupon	Maturity Date	Fair Value
Puerto Rico Freddie Mac Taxable - 7.92% of net assets applicable to common shares, total cost of $3,032,655

$1,925,246	+			FGLMC Pool (G05744)	5.50%	01/01/36	$2,231,514
641,603	+			FGLMC Pool (A55971)	5.50%	11/01/36	740,839
465,806	+			FGLMC Pool (B70769)	5.00%	02/01/39	511,637

							3,483,990

Puerto Rico Fannie Mae Taxable - 36.40% net assets applicable to common shares, total cost of $14,018,660

1,585,307	++			FNMA Pool (695403)	5.00%	06/01/33	1,799,997
2,266,705	++	#		FNMA Pool (758527)	5.00%	03/01/34	2,541,865
2,606,059	++	#		FNMA Pool (849999)	5.00%	01/01/36	2,985,071
599,659	++			FNMA Pool (909106)	5.50%	10/01/37	697,780
211,358	++			FNMA Pool (909107)	6.00%	10/01/37	237,665
1,121,932	++			FNMA Pool (909109)	6.00%	10/01/37	1,328,583
278,464	++			FNMA Pool (953093)	6.00%	12/01/37	313,998
410,351	++			FNMA Pool (953110)	5.50%	06/01/38	468,497
416,365	++			FNMA Pool (909239)	5.50%	10/01/38	477,672
1,233,131	++	#		FNMA Pool (993991)	5.00%	07/01/39	1,412,732
2,602,734	++			FNMA Pool (994004)	5.00%	08/01/39	2,981,824
353,802	++			FNMA Pool (932695)	5.00%	03/01/40	389,355
332,793	++			FNMA Pool (AC0850)	5.00%	03/01/40	370,288

							16,005,327

Puerto Rico GNMA Taxable - 36.66% of net assets applicable to common shares, total cost of $13,826,165

1,237,261	**			GNMA Pool (694133)	5.50%	09/15/38	1,451,019
1,404,613	**			GNMA Pool (702983)	5.00%	02/15/39	1,637,133
3,224,114	**	#		GNMA Pool (711437)	5.00%	07/15/39	3,757,328
4,267,497	**	#		GNMA Pool (711455)	5.00%	09/15/39	4,973,562
3,071,757	**	#		GNMA Pool (711498)	5.00%	03/15/40	3,580,228
619,750	**			GNMA Pool (723741)	5.00%	04/15/40	719,992

							16,119,262

Puerto Rico GNMA Exempt ** - 5.48% of net assets applicable to common shares, total cost of $2,187,343

222,698	**			GNMA Serial Pool (528139)	6.00%	11/15/32	244,148
193,977	**			GNMA Serial Pool (670407)	5.00%	03/15/38	209,322
248,344	**			GNMA Serial Pool (572047)	5.50%	06/15/33	268,599
699,341	**			GNMA Serial Pool (609094)	5.00%	06/15/38	772,989
822,969	**			GNMA Serial Pool (609096)	5.00%	06/15/38	914,269

							2,409,327

Face Amount
Puerto Rico Agencies - 5.20% of net assets applicable to common shares, total cost of $2,184,932

250,000	@	(1)	(3)	Puerto Rico Convention Center Authority	4.50%	07/01/36	255,057
75,000	@	(1)	(2)	Puerto Rico Electric Power Authority - Power Revenue Bonds Series RR	5.00%	07/01/21	75,000
1,665,000		(1)	(2)	Puerto Rico Highways and Transportation Authority	5.25%	07/01/33	1,812,862
140,000	@	(1)	(4)	Puerto Rico Public Buildings Authority	6.00%	07/01/28	145,076

							2,287,995

Puerto Rico Government General Obligations -13.05% of net assets applicable to common shares, total cost of $6,455,000

2,000,000	@	^		PR Commonwealth General Obligation - Public Improvement (Series A) ###	5.00%	07/01/27	1,835,000
340,000	@	^	^^	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B) ###	4.10%	07/01/18	288,575
315,000	@	^	^^^	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B) ###	4.25%	07/01/19	268,144
1,475,000	@	^	##	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B) ###	4.40%	07/01/20	1,259,281
2,250,000	@	^		PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 C) ###	5.90%	07/01/28	2,010,937
75,000	@	*		PR Commonwealth General Obligation - Refunding Public Improvement (Series 2011 C)	5.50%	07/01/32	77,436

							5,739,373

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.		June 30, 2021
SCHEDULE OF INVESTMENTS	(concluded)

Face							Maturity	Fair
Amount					Issuer	Coupon	Date	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes - 11.66% of net assets applicable to common shares, total cost of $4,398,231

$75,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/24	$72,035
138,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/27	126,335
134,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/29	116,871
172,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/31	138,660
194,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/33	145,679
142,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-1	4.50%	07/01/34	157,285
72,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-1	4.55%	07/01/40	81,766
732,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-2	4.33%	07/01/40	820,433
1,850,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/46	608,393
1,508,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1	0.00%	07/01/51	359,207
22,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-2	4.54%	07/01/53	24,693
528,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-1	4.75%	07/01/53	599,829
1,338,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-1	5.00%	07/01/58	1,542,202
294,000	@	(1)	*	**	Puerto Rico Sales Tax Financing Corporation - Restructured Series A-2	4.78%	07/01/58	334,829

								5,128,217

US Government Sponsored Entities - 4.53% of net assets applicable to common shares, total cost of $1,741,316

1,000,000					Federal Farm Credit Bank	3.95%	08/06/37	1,263,520
515,000					Federal Farm Credit Bank	5.00%	09/22/38	727,112

								1,990,632

US Corporate Bonds - 16.96% of net assets applicable to common shares, total cost of $6,551,911

1,000,000	@				Bank of America Corporation	3.82%	01/20/28	1,109,627
500,000					Bristol Myers	3.90%	02/20/28	571,768
500,000	@				Citigroup, Inc.	3.89%	01/10/28	556,473
1,000,000					Exelon Generation Company	6.25%	10/01/39	1,232,189
500,000	@				Goldman Sachs Group, Inc.	4.22%	05/01/29	570,248
1,000,000					JP Morgan Chase & Company	4.25%	10/01/27	1,139,468
1,000,000					Lloyds Banking Group	4.38%	03/22/28	1,148,443
1,000,000					Morgan Stanley	4.35%	09/08/26	1,132,266

								7,460,482

					Total value of investments (137.86% of net assets applicable to common shares)			60,624,605
					Liabilities minus other assets (-37.86% of net assets applicable to common shares)			(16,650,133)

					Net Assets attributable to common shares- 100%			$43,974,472

+

Puerto Rico Freddie Mac Taxable - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations issued or guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments.

As a result, the average life may be substantially less than the original maturity.
#	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
@	Security may be called before its maturity date.
**

Puerto Rico GNMA - Represents mortgage-backed obligations issued or guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments.

As a result, the average life may be substantially less than the original maturity.
(1)

Revenue Bonds- issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These Bonds are not an obligation of the Commonwealth of Puerto Rico.

(2)	Insured by National Public Finance Guarantee Corporation.
(3)	Insured by Assured Guaranty Company (AGC).
(4)	Guaranteed by the Commonwealth of Puerto Rico.
^

Puerto Rico Commonwealth General Obligations defaulted on interest payments since on July 1, 2016. These securities are not accruing interest income since June 1, 2016, representing $232,750 for the current year.

*

Puerto Rico Commonwealth General Obligations defaulted on interest payment since July 1, 2016. This bond is insured and all semi-annual interest payments of $2,062 have been received since the default.

^^	This security matured on July 1, 2018. Principal and interest payments were not received.
^^^	This security matured on July 1, 2019. Principal and interest payments were not received.
##	This security matured on July 1, 2020. Principal and interest payments were not received.
***	These securities are the exchanged bonds under the COFINA’s Third Amended Plan of Adjustment (the “Plan”).
###	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.	June 30, 2021
STATEMENT OF ASSETS AND LIABILITIES

Assets:	Investments in securities:
	Securities pledged as collateral under repurchase agreements, at fair value (cost - $15,393,048)	$17,785,951
	Other securities, at fair value (cost - $39,003,166)	42,838,654	$60,624,605

	Cash and cash equivalents		44,939
	Interest receivable		385,123
	Prepaid and other assets		515

	Total assets		61,055,182

Liabilities:	Securities sold under repurchase agreements		16,663,000
	Dividend payable Class A		56,889
	Dividend payable Class C		50,900
	Payables:
	Interest	933
	Investment advisory fees	22,862
	Administration fees	6,859
	Distribution fees	21,336	51,990

	Accrued expenses and other liabilities		257,931

	Total liabilities		17,080,710

Net Assets Applicable to Common Shares:			$43,974,472

Net Assets	Paid-in capital - $0.01 par value, 5,000,000,020 shares authorized, 11,002,055 shares issued and outstanding		$188,590,158
Consist of:	Accumulated deficit		(144,615,686)

	Net assets applicable to common shares		$43,974,472

	Net asset value applicable to common shares - per share:
	Class A - based on net assets of $22,676,668 and 5,688,920 shares outstanding		$3.99

	Class C - based on net assets of $21,297,804 and 5,313,135 shares outstanding		$4.01

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.

STATEMENT OF OPERATIONS

		For the year ended June 30, 2021

Investment income:	Interest	$2,485,760

Expenses:	Interest and leverage related expenses	51,063
	Investment advisory fees	316,813
	Administration and custody fees	95,044
	Distribution fees
	Class A Common Shares	47,116
	Class C Common Shares	229,757
	Sub-transfer agent fees	42,970
	Client service fees	31,680
	Professional fees	273,391
	Insurance expense	50,315
	Directors’ fees and expenses	21,767
	Shareholder communications and reports	11,501
	Other expenses	54,018

	Total expenses	1,225,435
	Waived Administration, Investment Advisory and Client service fees	(37,324)

	Net expenses after waived fees	1,188,111

Net investment income:		1,297,649

Realized Gain (Loss) & Unrealized
Appreciation (Depreciation) on	Change in unrealized appreciation on investments	1,304,271

Investments and Derivatives:	Net gain on investments and derivatives	1,304,271

	Net increase in net assets resulting from operations	$2,601,920

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the year ended June 30, 2021
Increase (Decrease) in Net Assets:

Operations:	Net investment income	$1,297,649
	Net realized gain on investments	-
	Net realized loss on derivatives	-
	Change in unrealized appreciation (depreciation) on investments	1,304,271
	Change in unrealized appreciation (depreciation) on derivatives	-

	Net increase in net assets resulting from operations	2,601,920

Distributions to Common	Dividends from net investment income
Shareholders From:	Class A Common Shares	(717,142)
	Class C Common Shares	(658,362)

		(1,375,504)

Capital Share	Common share transactions:
Transactions:	Class A Common Shares	(1,445,462)
	Class C Common Shares	(3,822,975)

	Net decrease in net assets derived from common share transactions	(5,268,437)

Net Assets:	Net decrease in net assets applicable to common shares	(4,042,021)
	Balance at beginning of the year	48,016,493

	Balance at end of the year	$43,974,472

The accompanying notes are an integral part of these financial statements.

Popular Income Plus Fund, Inc.

STATEMENT OF CASH FLOWS

		For the year ended June 30, 2021

Increase (Decrease) in Cash

Cash Provided by	Net increase in net assets resulting from operations	$2,601,920
Operating Activities:
	Adjusted by:
	Proceeds from mortgage-backed securities paydowns	6,721,013
	Net realized loss on paydowns	142
	Change in unrealized appreciation on investments	(1,304,271)
	Amortization and accretion of premiums and discounts on investments	(41,173)
	Decrease in interest receivable	28,450
	Increase in interest payable	333
	Decrease in investment advisory fees payable	(2,888)
	Decrease in administration fees payable	(866)
	Decrease in distribution fees payable	(2,783)
	Increase in accrued expenses and other liabilities	149,172

	Total cash provided by operating activities	8,149,049

Cash Used in	Repurchase agreements related repayments; net of issuances of $1,309,268,356	(1,710,000)
Financing Activities:	Sale of common shares	1,566,087
	Redemption of common shares	(6,925,012)
	Dividends to common stockholders paid in cash	(1,298,093)

	Total cash used in financing activities	(8,367,018)

Cash:	Net decrease in cash and cash equivalents	(217,969)
	Cash and cash equivalents at beginning of the period	262,908

	Cash and cash equivalents at end of the period	$44,939

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$50,730

	Non cash activities:

	Dividends reinvested by common shareholders	$90,489

The accompanying notes are an integral part of these financial statements.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 1 - Reporting Entity and Significant Accounting Policies:

Popular Income Plus Fund, Inc. (the “Fund”) is a non-diversified, open-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on May 21, 2007 and started operations on June 27, 2007.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N1-A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of Class A and Class C common stock of the Fund (the “Shares”) to both existing shareholders and new investors, pending their registration or an exception therefrom, in connection with any such offering. Once the Shares have been registered under the Securities Act, the Fund will publish a supplement advising its shareholders and interested investors that the Shares are again available for purchase. The Fund is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Cash and Cash Equivalents - Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $44,939 with Banco Popular de Puerto Rico, which is an affiliated entity.

(b) Valuation of Investments - All securities are presented at fair value, which is determined by Banco Popular (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and by the Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c) Taxation - The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

(“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized loss on investments and derivatives reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 11).

(d) Statement of Cash Flows - The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at value and amortizing premiums or discounts on debt obligations.

(e) Share subscriptions and redemptions - The Fund offers two classes of Common Stock: Class A shares and Class C shares. Class A and Class C shares are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 4.00% for Class A shares. There is no initial sales charge for Class C shares. Investors in any class of shares may open an account by making an initial investment of at least $3,000 for each account. Subsequent investments of at least $100 may be made for each Class.

Shares of each Class may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Investors in Class C shares will pay a contingent deferred sales charge equal to 1.00% on redemptions made within 12 months of purchase.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

(f) Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

(g) Futures Contracts - Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future in time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See Note 5 for further details of contracts held at year end.

(h) Securities Sold Under Agreements to Repurchase - Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(i) Paydowns - Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income, as required by GAAP. For the year ended June 30, 2021, the Fund decreased interest income in the amount of $142 related to realized loss on mortgage-backed securities paydowns. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 11).

(j) Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses - The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains and losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gain and losses for calculating the net asset value of

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they are related.

(k) Other - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on common equity securities is recorded on the ex-dividend date.

(l) Recent accounting pronouncements - In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. On November 30, 2020, the LIBOR administration announced that it would consider continuing publication of certain US dollar LIBOR settings until June 30, 2023, subject to applicable regulations. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

Note 2 - Fair Value Measurements:

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”).

In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts;

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 - Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 - Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

-	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
-	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
-	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
-	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value is obtained from third-party pricing service providers which incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities: The fair value of Obligations of U.S. Government sponsored entities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. Agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

US Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from active exchange market. Futures contacts involve Ten Year US Treasury Notes and are classified as Level 1.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

	Hierarchy
	Level 1	Level 2	Level 3	Balance 6/30/2021
Assets:
Mortgage-Backed Securities:
Puerto Rico Freddie Mac Taxable	$ -	$ 3,483,990	$ -	$ 3,483,990
Puerto Rico Fannie Mae Taxable	-	16,005,327	-	16,005,327
Puerto Rico GNMA Taxable	-	16,119,262	-	16,119,262
Puerto Rico GNMA Exempt	-	2,409,327	-	2,409,327
Puerto Rico Agencies	-	2,287,995	-	2,287,995
Puerto Rico Government General Obligations	-	5,739,373	-	5,739,373
Puerto Rico Govt. Instrumentalities Tax Exempt Notes	-	5,128,217	-	5,128,217
US Government Sponsored Entities	-	1,990,632	-	1,990,632
US Corporate Bonds	-	7,460,482	-	7,460,482

Total	$ -	$ 60,624,605	$ -	$ 60,624,605

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year end there were no temporary cash investments.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 3 - Investment Advisory, Administrative, Custodian, Distributor, Transfer Agency Arrangements, and Other Transactions with Affiliates:

Pursuant to an Investment Advisory agreement with the Fund, Popular Asset Management LLC, the investment management subsidiary of Popular, Inc., acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily total assets. For the year ended June 30, 2021, investment advisory fees amounted to $316,813. The Investment Adviser waived advisory fees amounting to $23,838 for a net fee of $292,975.

Banco Popular also provides administrative, custody, and transfer agency services pursuant to Administration, Transfer Agency, and Custodian Agreements with the Fund. The Transfer Agent has engaged BNY Mellon Investment Servicing, Inc. to act as sub-transfer agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agency Agreement is equal to the compensation that the Transfer Agent is required to pay to BNY Mellon Investment Servicing, Inc., as the sub-transfer agent of the Fund. For the year ended June 30, 2021, sub-transfer agent fees amounted to $42,970. Under the terms of the Administration Agreement, Banco Popular provides facilities and personnel to the Fund for the performance of the administrator duties. The fees related to these services are calculated at an annual rate of 0.15% of the Fund’s average daily total assets. For the year ended June 30, 2021, administrative fees for such services amounted to $95,044. The Administrator waived administration fees amounting to $7,151 for a net fee of $87,893.

Popular Securities, LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.20% and 1.00% for Class A shares and Class C shares, respectively, of the Fund’s average daily net assets. For the year ended June 30, 2021, distribution fees amounted to $47,116 and $229,757 for Class A shares and Class C shares, respectively. The Fund also pays the Distributor a client service fee which is accrued daily and paid monthly. The fees related to this service are calculated at an annual rate of 0.05% of the Fund’s average daily total assets. For the year ended June 30, 2021, gross client service fees amounted to $31,680. The Distributor waived client service fees amounting to $6,335 for a net fee of $25,345.

During the year ended June 30, 2021, the Distributor received sales charges amounting to approximately $1,766 from sales of shares.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2021, the compensation expense for the three independent directors of the Fund was $21,767.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and Banco, or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount (in thousands) of transactions during the year was as follows:

	Purchases	%	Sales of Portfolio Securities	%	Securities sold under Agreements to Repurchase	%
Unaffiliated	$-	-%	$-	-%	$1,309,268	100%

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 4 - Capital Share Transactions:

The Fund is authorized to issue up to 5,000,000,020 shares consisting of 2,000,000,000 shares of redeemable Class A Common Stock, 2,000,000,000 shares of redeemable Class C Common Stock, 20 shares of non-redeemable Class Q, and 1,000,000,000 shares of Preferred Stock, each class with a par value of $0.01 per share. Neither Class Q Common Stock nor Preferred Stock has been issued by the Fund.

Capital share transactions for the year ended June 30, 2021 were as follows:

Common shares:	Dollar Amount 6/30/2021

Class A:
Shares sold	$ 915,341
Reinvestment of dividends	47,705
Redemption of shares	(2,408,508)

Net decrease	(1,445,462)

Class C:
Shares sold	650,745
Reinvestment of dividends	42,784
Redemption of shares	(2,398,028)
Exchange to Popular Total Return Fund	(2,077,874)
Exchange to Popular Core Equity Fund	(40,602)

Net decrease	(3,822,975)

Total	$(5,268,437)

Common shares:	Shares Amount 6/30/2021

Class A:
Beginning balance	6,054,853
Shares Issued	234,124
Reinvested	12,148
Redeemed	(612,205)

Ending Balance	5,688,920

Class C:
Beginning balance	6,271,474
Shares Issued	164,512
Reinvested	10,784
Redeemed	(603,914)
Exchange to Popular Total Return Fund	(519,468)
Exchange to Popular Core Equity Fund	(10,253)

Ending Balance	5,313,135

Total shares outstanding	11,002,055

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 5 - Investment and Derivative Transactions:

The cost of securities purchased and proceeds from sales, calls/maturities, and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the year ended June 30, 2021 were as follows:

	Purchases	Sales	Calls/Maturities	Paydowns

Puerto Rico Freddie Mac Taxable	$ -	$-	$ -	$328
Puerto Rico FNMA Taxable	-	-	-	2,982
Puerto Rico GNMA Taxable	-	-	-	2,761
Puerto Rico GNMA Exempt	-	-	-	650
Puerto Rico Government General Obligations	-	-	-	-
Puerto Rico Govt Instrumentalities Tax Exempt Notes	-	-	-	-
US Government Sponsored Entities	-	-	-	-
US Corporate Bonds	-	-	-	-

Total	$ -	$-	$ -	$6,721

Note 6 - Securities Sold under Agreements to Repurchase:

Weighted average interest rate at end of the year	0.26%

Maximum aggregate balance outstanding at any time during the year	$18,373,000

Average balance outstanding during the year	$16,493,994

Average interest rate during the year	0.31%

At June 30, 2021, interest rates on securities sold under agreements to repurchase ranged from 0.22% to 0.28% with maturities of up to July 6, 2021. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before their maturity date.

At June 30, 2021, investment securities amounting to $17,785,951 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $933 at June 30, 2021.

At June 30, 2021, the total value (in thousands) of securities sold under agreements to repurchase (all to non-affiliates) was as follows:

Counterparty	Amount	%
Unaffiliated	$16,663	100%

Note 7 - Short-Term Financial Instruments:

The fair market value of short-term financial instruments, which include $16,663,000 in securities sold under agreements to repurchase, is substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding at June 30, 2021.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 8 - Credit Facilities:

The Fund has available with Banco Popular (an affiliate of the Investment Adviser) an uncommitted line of credit that is part of a credit facility extended to the Puerto Rico Residents Family of Funds and the Popular Family of Funds. The proceeds of the credit advances will be exclusively used by the Fund for short term funding needs arising from failed repurchase agreement transactions or cash shortfalls due to the non-receipt by the Fund of payments in the settlement process of transactions to which the Fund is a party. The Fund can obtain credit advances not to exceed the lesser of $20,000,000 or ten percent (10%) of Banco Popular’s capital stock and surplus, provided that the aggregate sum of all outstanding balances under all credit facilities never exceed $200,000,000. Interest on the unpaid balance of each credit advance accrues at a rate of 2.25% over the one week LIBOR Rate and will be payable on the dates set forth in each credit facility note. On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), publicly announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. On November 30, 2020, the LIBOR administration announced that it would consider continuing publication of certain US dollar LIBOR settings until June 30, 2023, subject to applicable regulations. In response to this announcement, Federal regulators issued a statement that, among other things, encouraged all financial institutions to cease entering into new contracts that use LIBOR as a reference rate as soon as practicable and in any event by December 31, 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on floating rate obligations held by the Fund and tied to LIBOR rates may be adversely affected. As of June 30, 2021, the Fund had no outstanding balance and had the complete credit facility available for drawing, subject to the limitations described above. The Fund expects to close this uncommitted line of credit on or before December 31, 2021.

Note 9 - Concentration of Credit Risk:

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2021, the Fund had investments with an aggregate market value of $3,483,990, $16,005,327, $2,287,995, $5,739,373, and $5,128,217, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at June 30, 2021, the Fund had investments with market values of $7,460,482, which were issued by issuers located in the United States of America and not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will normally invest at least 67% of its total assets in obligations of Puerto Rico governmental or private issuers or mortgage-backed or asset-backed securities backed by Puerto Rico assets (the “67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Note 10 - Investment and Other Requirements and Limitations:

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

The Fund must invest at least 67% of its total assets in securities issued by the Commonwealth of Puerto Rico, its political subdivisions, agencies, and instrumentalities, and in Puerto Rico mortgage-backed securities, equity, debt securities and repurchase agreements issued by corporations or partnerships organized under the laws of the Commonwealth of Puerto Rico, or issued by U.S. or foreign corporations and partnerships doing business in Puerto Rico provided they comply with certain requirements. Up to 33% of the Fund’s total assets may be invested in securities issued by the United States Government, its political subdivisions, agencies, and instrumentalities, and municipal securities issued in the United States.

From time to time, the Fund is permitted not to comply with the 67% Investment Requirement. According to the Commissioner’s ruling, non-compliance may be allowed for a limited period of time due to market scarcity of allowable securities and certain other limited circumstances.

The Fund enters into credit default swaps (“CDS”) in order to obtain exposure to the United States corporate debt market. The aggregate market value of CDS outstanding at any time may not exceed 10% of the Fund’s total assets.

The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33 1⁄3%. Should this ratio be exceeded, the Fund is precluded from further leverage transactions until the maximum 33 1⁄3% ratio is restored.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Note 11 - Reconciliation between Net Investment Income and Distributable Net Investment Income for Tax Purposes and Net Realized Loss on Investments and Derivatives and Net Realized Loss on Investments and Derivatives for Tax Purposes:

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments and derivatives reflected in the financial statements differ from distributable net investment income and net realized loss on investments and derivatives for tax purposes, respectively, as follows:

Net investment income	$1,297,649
Reclassification of realized loss on securities’ paydowns	142

Distributable net investment income for tax purposes	$1,297,791

Net realized loss on investments	$-
Reclassification of realized loss on securities’ paydowns	(142)

Net realized loss on investments, for tax purposes	$(142)

The undistributed net investment income and accumulated net realized loss on investments and derivatives, respectively, (for tax purposes) at June 30, 2021 were as follows:

Undistributed net investment income, beginning of the year	$3,102,234
Distributable net investment income for the year	1,297,791
Dividends	(1,375,504)

Undistributed net investment income, end of the year	$3,024,521

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Accumulated net realized loss on investments and derivatives, beginning of the year	$(153,868,456)
Net realized loss on investments, for the year	(142)

Accumulated net realized loss on investments and derivatives, end of year	$(153,868,598)

Note 12 - Risks and Uncertainties:

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in numerous illnesses and deaths. It has also severely impacted global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

Note 13 - Indemnification:

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Note 14 - Subsequent Events:

On July 28, 2021, the Board of Directors declared an ordinary net investment income dividend of $0.01000 and $0.00958 for Class A shares and Class C shares, respectively, totaling $56,777 for Class A shares and $50,431 for Class C shares, respectively, which was paid on August 16, 2021 to common shareholders of record as of July 27, 2021.

POPULAR INCOME PLUS FUND, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

On August 27, 2021, the Board of Directors declared an ordinary net investment income dividend of $0.01000 and $0.00958 for Class A shares and Class C shares, respectively, totaling $55,091 for Class A shares and $50,138 for Class C shares, respectively, which will be paid on September 15, 2021 to common shareholders of record as of August 26, 2021.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2021 through August 30    2021, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statement, other than those disclosed above.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Popular Income Plus Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Popular Income Plus Fund, Inc. (the “Fund”) as of June 30, 2021, and the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the year ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

San Juan, Puerto Rico

August 30, 2021

CERTIFIED PUBLIC ACCOUNTANTS

(OF PUERTO RICO)

License No. LLP-216 Expires Dec. 1, 2022

Stamp E451942 of the P.R. Society of

Certified Public Accountants has been

affixed to the file copy of this report

We have served as the auditor of one or more investment companies in Popular Family of Funds since 2001, which includes periods before the Company became subject to SEC reporting requirements.

PricewaterhouseCoopers LLP, 304 Ponce de Leon, Suite 800, San Juan, PR 00918

T: (787) 754 9090, www.pwc.com/us

OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-754-4488.

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Interested Directors
Juan O. Guerrero Preston (1)(2)*** Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1959)	Chairman of the Board and President (since 2012)	Director since 2007	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc. President of the Securities Industry Association in 2004; Director of SER de Puerto Rico since December 2010; and Director of Puerto Rico Baseball Academy and High School until December 2016.	3 funds	None

Independent Directors
Enrique Vila del Corral**** Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director	Director since 2007	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	3 funds	None
Jorge Vallejo**** Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director	Director since 2007	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	3 funds	None
Carlos Pérez*** Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director	Director since 2007	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3 funds	None

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Officers
Manuel Rodriguez- Boissen, Esq.(2) (1977)	Secretary	Since 2018	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez- Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.	N/A	None
José González-Pagán(1)(3) (1978)	Treasurer	Since 2018	Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.	N/A	None
(1) Affiliated person of the Adviser.
(2) Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.
(3) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

*** The Affiliated Funds consist of Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”). The Popular Family of Funds is managed by Popular Asset Management LLC.

**** The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co- Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 28, 2020 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.         Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	965,711	20,868
Jorge I. Vallejo	944,700	41,879
Carlos A. Pérez	965,711	20,868
Enrique Vila del Corral	944,231	42,348

2.           Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2021.

For	Against	Abstain
11,642,822	7,092	-

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of Popular Income Plus Fund, Inc. (the “Fund”) met on May 18, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. In addition, the Advisor noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits.   The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on August 5, 2021, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended June 30, 2021, and stated the following:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
•	The Fund’s investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

INVESTMENT ADVISER	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Juan O. Guerrero
209 Muñoz Rivera Avenue	Chairman of the Board and President
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918	Jorge I. Vallejo
Director
ADMINISTRATOR, TRANSFER AGENT
AND CUSTODIAN	Carlos A. Pérez
Director
Banco Popular de Puerto Rico
209 Muñoz Rivera Avenue	Enrique Vila del Corral
Popular Center North Tower, 4th Floor	Director
San Juan, Puerto Rico 00918
José González
LEGAL COUNSEL	Treasurer

Pietrantoni Méndez & Alvarez LLC	Manuel Rodriguez-Boissen
208 Ponce de León Avenue, Suite 1901	Secretary
San Juan, Puerto Rico 00918

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

Remember that shares of the Fund:

•  Are not bank deposits and are not insured by the FDIC or any other governmental agency.

•  Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.

•  Are subject to investment risks, including possible loss of the principal amount invested.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were not any amendments, waivers or implicit waivers to a provision of the code of ethics. The registrant’s code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Enrique Vila del Corral is an audit committee financial expert and is independent.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Fund for the fiscal years ended June 30, 2021 and June 30, 2020, were $45,254.57 and $4,953.33, respectively.

(b) Audit-Related Fees. The aggregate audit-related fees billed to the Fund for the fiscal years ended June 30, 2021 and June 30, 2020, were $5,608.68 and $11,218.02, respectively. Audit-Related Fees include assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements not included in Audit Fees, including agreed-upon procedure reports and attestation reports. For the fiscal years ended June 30, 2021 and June 30, 2020 there were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended June 30, 2021 and June 30, 2020, were $9,768.00 and $20,845.00, respectively. Tax Fees include the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance. For the fiscal years ended June 30, 2021 and June 30, 2020 there were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. The aggregate fees to the Fund for the fiscal years ended June 30, 2021 and June 30, 2020, were $0.00 and $0.00, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. For the fiscal years ended June 30, 2021 and June 30, 2020 there were no fees for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for the Pre-Approval of Audit and Permitted Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; and (ii) non-audit services to the registrant’s investment adviser and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund. The Policy requires specific pre-approval by the Audit Committee if any such service it is to be provided by the independent accountants.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser (“Adviser Affiliates”) that provides ongoing services to the registrant for the fiscal year ended June 30, 2021 was $809,599.68. No fee information is provided for the registrant’s fiscal year ended June 30, 2020 because the registrant was not required to register under the Investment Company Act of 1940, as amended, during such fiscal year.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to these procedures.

Item 11. Controls and Procedures.

(a)

        The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

        There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable.

Item  13. Exhibits.

(a)(1) Code of Ethics is attached hereto as Exhibit 13.A.1.

(a)(2) Section 302 Certifications are attached hereto as Exhibit 99.CERT.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Section 906 Certifications are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular Income Plus Fund, Inc.

By: /s/ Juan O. Guerrero Preston

President, Principal Executive Officer

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Popular Income Plus Fund, Inc.

By: /s/ Juan O. Guerrero Preston

President, Principal Executive Officer

Date: November 5, 2021

By: /s/ Jose González

Treasurer, Principal Financial Officer

Date: November 5, 2021